                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8 - K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                         Date of Report January 2, 2003

                          COMMISSION FILE NO. 000-24921

                         SURGICAL SAFETY PRODUCTS, INC.
             (Exact name of registrant as specified in its charter)

        New York                                        65-0565144
(State or other jurisdiction             (I.R.S. Employer Identification No.)
incorporation or organization)

              8374 Market Street # 439      Bradenton, Florida 34202
                    (Address of principal executive offices)

                                 (941) 360-3039
              (Registrant's telephone number, including area code)

Check whether the registrant: (1) has filed all reports required to be filed by
Section 13 or 15 (d) of the Securities Exchange Act of 1934 during the preceding
12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past
90 days. Yes |X| No |_|

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                         SURGICAL SAFETY PRODUCTS, INC.

                                   FORM 8 - K

                                TABLE OF CONTENTS

Item 1.  Changes in Control of Registrant - None

Item 2.  Acquisition or Disposition of Assets - None

Item 3.  Bankruptcy or Receivership - None

Item 4.  Changes in Registrant's Certifying Accountant - None

Item 5.  Other Events..........................................Page 3

Item 6.  Resignations of Registrant's Directors - None

Item 7.  Financial Statements and Exhibits - None

Signatures.....................................................Page 3

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ITEM 5. Other Events

Convertible Notes

On December 15, 2002, a certain holder of $361,335 of convertible notes as described in the 2001 10KSB, exchanged such convertible notes for 834,560 restricted common shares, which represents a conversion rate of $0.375 per share.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned herein duly authorized.

                                   Surgical Safety Products, Inc.

                                   By: /s/ Tim Novak
                                   Tim Novak
                                   Chief Executive Officer

Date: January 2, 2003

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